SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 15, 2009

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

 (State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2009, WindTamer Corporation (the “Company”) entered into an employment agreement effective as of July 14, 2009 (the “Employment Agreement”) with Gerald E. Brock, pursuant to which Mr. Brock will continue to serve as Chief Executive Officer of the Company.  Mr. Brock has held the position of Chief Executive Officer since the Company’s inception.  A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Among other things, the Employment Agreement provides for an initial three (3) year employment term, which term automatically renews for successive one (1) year terms unless terminated by Mr. Brock or the Company.  Mr. Brock’s base compensation will be $192,540 per year, and he shall be eligible for a bonus at the discretion of the Board of Directors of the Company to be paid solely out of positive EBITDA.  Mr. Brock is subject to non-competition covenant during the term of his employment and for a period of two (2) years thereafter.  Upon termination of Mr. Brock’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Brock’s employment is terminated without “Good Cause” (as defined in the Employment Agreement), he is also entitled to severance payments in the amount of six (6) months salary and payment of health insurance premiums for Mr. Brock and his family.  The above description is a summary only and is qualified in its entirety by Exhibit 10.1 filed herewith.

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby.  These forward-looking statements include, but are not limited to, statements regarding the Company’s positive EBITDA and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward-looking statements deal with the Company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  As a result, there can be no assurance that any or all of the plans, orders, anticipated sales and expectations described in these forward-looking statements will be completed or realized.  Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov.  These include without limitation the risk that the Company’s Common Stock does not become listed. All forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update such forward-looking statements.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

10.1	Employment Agreement between WindTamer Corporation and Gerald E. Brock, dated effective as of July 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: July 15, 2009	By:	/s/ Gerald E. Brock
Name: Gerald E. Brock
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement between WindTamer Corporation and Gerald E. Brock, dated effective as of July 14, 2009.